SUPPLEMENT DATED JUNE 21, 2001 TO THE BRAZOS MUTUAL FUNDS
                         NOVEMBER 30, 2000 ANNUAL REPORT


The November 30, 2000 Annual Report of the Brazos Mutual Funds (the "Annual Report") omitted information regarding the S&P MidCap 400 Index, a benchmark of the Brazos Multi Cap Growth Portfolio (now known as the Brazos Multi Cap Portfolio). Accordingly, the following supplements the information in the Annual Report.

The following is added to the information appearing with the Brazos Multi Cap Growth Portfolio found in the chart on page 1 of the Annual Report:

                             Quarter       Year        Inception
                             Ending       To Date         To
                            12/31/00     12/31/00      12/31/00
                            --------     ---------    ----------
S&P MidCap 400 with income   -3.85%       17.50%        16.10%


The following replaces the chart on page 7:


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[Representation of graph in printed piece.]


                        BRAZOS MULTI CAP GROWTH PORTFOLIO

                 BRAZOS
            MULTI CAP GROWTH     S&P 500       S&P MidCap
           PORTFOLIO CLASS Y      INDEX        400 INDEX
           -----------------     -------       ----------
12/31/98       10000              10000          10000
2/28/99        10150              10092           9107
5/31/99        13280              10642          10144
8/31/99        14813              10829          10101
11/30/99       17239              11430          10828
2/28/00        22888              11274          11928
5/31/00        26010              11754          12319
8/31/00        25236              12592          14115
11/30/00       23621              10941          12520



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                          SEC Avg. Annual Total Return
                                (as of 11/30/00)

                                        1 Year   Since Inception
Multi Cap Growth Portfolio Class Y      37.02%       56.55%
S&P 500 Index                           -4.28%        4.80%
S&P MidCap 400 Index                    15.63%       12.43%
Multi Cap Growth Portfolio Class A        N/A        -5.09%*
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* SEC cumulative total return from commencement of
operations: 3/31/00




This chart assumes an initial gross investment of $10,000 made on December 31, 1998 (commencement of operations). Returns shown include the reinvestment of all dividends. Past performance is not indicative of future results. Investment returns and principal values may fluctuate, so that, when redeemed, shares may be worth more or less than their original investment. The performance results presented may reflect periods of above average performance attributable to a Portfolio's investment in certain securities during the initial public offering, the performance of a limited number of the securities in the Portfolio, or other non-recurring factors.
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